UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2005

MIDWAY GAMES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

2704 West Roscoe Street, Chicago, Illinois 60618
         (Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code: (773) 961-2222

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

     At our annual meeting on June 6, 2005, our stockholders ratified our 2005 Long-Term Incentive Plan (the “2005 Plan”), which was approved by our Board of Directors on March 10, 2005. The effective date of the 2005 Plan is June 6, 2005. The 2005 Plan replaces our 2002, 2000 and 1998 Non-Qualified Stock Option Plans, our 2002, 1999 and 1996 Stock Option Plans and our 1998 Stock Incentive Plan. The shares available for grants under those earlier plans will no longer be available under the those plans, but will instead be available under the 2005 Plan. Awards previously issued under the earlier plans will remain in effect under those plans. However, if such awards expire unexercised or are terminated or forfeited, the shares subject to those awards will become available for awards under the 2005 Plan.

     The 2005 Plan will assist us in implementing a compensation program with a broad range of incentives for motivating our employees, officers, directors and consultants and encouraging them to use their best efforts on our behalf. A maximum of 7,509,384 shares of our common stock are reserved for issuance under the 2005 Plan, consisting of (1) 2,149,320 shares remaining available for grant under the earlier plans as of the effective date of the 2005 Plan; and (2) 5,360,064 shares subject to outstanding awards under the earlier plans as of the effective date of the 2005 Plan, which shares may become available for award under the 2005 Plan in the event of expiration, termination or forfeiture of such awards.

     The 2005 Plan authorizes a broad range of awards, including stock options, stock appreciation rights, restricted stock, other awards based on our common stock, performance shares or other stock-based performance awards, cash-based performance awards tied to achievement of specific performance objectives and other awards. The 2005 Plan is described in detail, along with other information about our outstanding equity awards, and the full text of the 2005 Plan is attached as an appendix to the proxy statement for our 2005 annual meeting of stockholders, which we filed with the SEC on April 29, 2005. That description, and the full text of the 2005 Plan, are incorporated in this report by this reference.

Item 9.01    Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.	Description

10.1	Midway Games Inc. 2005 Long-Term Incentive Plan, incorporated by reference from Appendix C to our proxy statement for our 2005 Annual Meeting of Stockholders.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
June 7, 2005	By:	/s/ David F. Zucker
David F. Zucker
President and Chief Executive Officer